GMG
GOLDEN MATRIX GROUP

Q1, 2025
Earnings Results


GMG
GOLDEN MATRIX GROUP
NASDAQ | $2.12
1.44%
GMG

8 May 2025

Forward-Looking Statements

This document contains forward-looking statements relating to our plans and expectations, all of which are subject to risks and uncertainties. Such statements are based on management's expectations and assumptions as of the date of this release and involve many risks and uncertainties that could cause actual results to differ materially from those expressed or implied in our forward-looking statements including: (1) global economic conditions, (2) our ability to attract and retain customers, (3) our ability to maintain profit margins, (4) new laws and regulations that could have a material effect on our operations or financial results, (5) our ability to successfully complete and integrate acquisitions (6) our ability to attract sufficient qualified candidates and employees to meet the needs of our customers, and (7) our ability to successfully execute on business strategies and initiatives such as the consolidation of our businesses and leveraging of mobile technology. Other information regarding factors that could affect our results is included in our Securities Exchange Commission (SEC) filings, including the company's most recent reports on Forms
10-K and 10-Q, copies of which may be obtained by visiting our website at www.goldenmatrix.com under the Investors section or the SEC's website at www.sec.gov. We assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law. Any other reference to future financial estimates are included for informational purposes only and subject to risk factors discussed in our most recent filings with the SEC.

In addition, we use several non-GAAP financial measures when presenting our financial results in this document. Please refer to the reconciliations between our GAAP and non-GAAP financial measures in the appendix to this presentation and on our website at www.goldenmatrix.com under the Investors section for a complete perspective on both current and historical periods. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies. Any comparisons made herein to other periods are based on a comparison to the same period in the prior year unless otherwise stated

Financial Summary – Q1, 2025

Amounts in millions, except per share data	Q1 2025	Y/Y Change
Revenue	$42.7	+72% [1]
Gross Profit	$24.2	+37%
Gross Margin	56.6%	-1,456bps
Net Income (loss)	($0.3)	-$4.2
EPS	($0.00)	-100%
Adjusted EBITDA	$5.6	-5%
Adjusted EBITDA Margin	13%	-1,054bps

[1] Currency reduced the first quarter's growth rate by 4%. Excluding the impact of currency and our prior year acquisitions, Classics for a Cause and the reverse merger of Golden Matrix, revenue grew at 10%.

meridianbet GMG GOLDEN MATRIX GROUP

Liquidity and Leverage

Note: Balances as of fiscal period end.

[1] Calculated as dividing the Company's interest-bearing liabilities and consideration payable minus cash or cash equivalents by its annualized Adjusted EBITDA

Total Debt

- Total Debt
- Cash
- Net Debt

Amounts in millions


$68.45
$32.83
$35.62
Q2, 2024
$76.30
$38.40
$37.89
Q3, 2024
$71.02
$30.13
$40.90
Q4, 2024
$64.85
$29.66
$35.19
Q1, 2025

Liquidity

- Current Asset
- Current Liability
- Working Capital (deficit)

Amounts in millions


$48.56
$51.31
-$2.76
Q2, 2024
$56.67
$69.40
-$12.72
Q3, 2024
$45.07
$63.55
-$18.48
Q4, 2024
$45.93
$62.00
-$16.08
Q1, 2025

Net Debt Leverage[1]


1.6x
Q2, 2024
2.2x
Q3, 2024
1.8x
Q4, 2024
1.6x
Q1, 2025

meridianbet GMG GOLDEN MATRIX GROUP

Segment Update – Q1, 2025

Amounts in millions	Meridianbet Group (YOY Growth Rate)	GMAG	RKings & CFAC
Revenue	$27.7 (12%)	$3.8	$11.2
Segment Gross	$19.9 (12%)	$1.1	$3.2
Segment Profit	$4.8 (-10%)	$0.2	$0.6

2025 Revenue Outlook

Guidance: "We expect our full-year revenue to be between $190 million and $195 million dollars, representing a 26% to 29% growth rate over 2024."

Reconciliation of U.S. GAAP Revenue to Organic Revenue (Unaudited)

Organic Revenue* (in thousands)	Q1 2025	Q1 2024
Revenue	$42,723	$24,851
Acquired entity revenue	(2,305)	13,177
Organic revenue	$40,418	$38,028

***Organic Revenue is defined as Meridianbet Group, GMAG and RKings (excluding CFAC) for FY 2024 and 2025.**

Stand-Alone Q1 Income Statement (Unaudited):

Golden Matrix Group, Inc. and Subsidiaries Consolidated Statements of Operations and Comprehensive Income (Loss) Unaudited

	Three Months Ended			
	March 31, 2025		March 31, 2024	
Revenues	$	42,723,053	$	24,850,587
Cost of goods sold		(18,527,092)		(7,158,657)
Gross profit		24,195,9		17,691,930
		56.6%		71.2%
Selling, general and administrative expenses		24,301,978		13,997,809
Income(loss)from operations		(106,017)		3,694,121
Total other income(expense)		(488,253)		536,598
Net income (loss) before tax		(594,270)		4,230,719
Provision for income taxes		(336,053)		281,697
Net income (loss)	$	(258,217)	$	3,949,022
Less: Net income attributable to noncontrolling interest		(26,609)		(41,712)
Net income (loss) attributable to GMGI	$	(231,608)	$	3,990,734

meridianbet GMG GOLDEN MATRIX GROUP

Non-GAAP Financial Measures and Non-GAAP Reconciliations

In addition to financial measures presented in accordance with U.S. GAAP, we monitor certain non-GAAP key financial measures. The presentation of these non-GAAP financial measures is used to enhance the understanding of certain aspects of our financial performance. It is not meant to be considered in isolation, superior to, or as a substitute for the directly comparable financial measures prepared in accordance with U.S. GAAP, and may not be comparable to similarly titled measures of other companies

Non-GAAP Measure	Definition	Purpose of Adjusted Measures
EBITDA and Adjusted EBITDA	EBITDA excludes from net income: • interest income and expense, • income taxes, and • depreciation and amortization. Adjusted EBITDA, further excludes: • stock-based compensation • restructuring costs	• Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. • Used by management to assess performance and effectiveness of our business strategies. • Provides a measure, among others, used in the determination of incentive compensation for management.
Organic Revenue	Organic Revenue includes Meridianbet Group, GMAG and RKings for FY 2024 and 2025. It excludes the August 2024 acquisition of CFAC from both periods.	• Enhances comparability on a consistent basis and provides investors with useful insight into the underlying trends of the business. • Used by management to assess performance and effectiveness of our business strategies.
Net Debt Leverage	Net Debt is defined as interest-bearing liabilities and consideration payable less cash and cash equivalents. Net Debt Leverage Ratio is defined as Net Debt as of the balance sheet date divided by annualized adjusted EBITDA for the quarter then ended.	We believe that using Net Debt and Net Debt Leverage Ratio is useful to investors in determining our leverage ratio since we could choose to use cash and cash equivalents to retire debt.

Reconciliation of U.S. GAAP Net Income to EBITDA and Adjusted EBITDA (Unaudited)

	Three Months Period Ended			
		March 31-25		March 31-24
Net income	$	(258,217)	$	3,949,022
+ Interest expense		1,471,360		4,371
- Interest income		(43,936)		(34,882)
+ Taxes		(336,053)		281,697
+ Depreciation		1,436,247		1,201,599
+ Amortization		2,152,640		442,319
EBITDA	$	**4,422,041**	$	**5,844,126**
+ Stock-based compensation		1,040,325		-
+ Restructuring costs		149,934		40,279
Adjusted EBITDA	$	**5,612,300**	$	**5,884,405**

Reconciliation of Net Debt and Leverage Calculation (Unaudited)

	Q2, 2024	Q3, 2024	Q4, 2024	Q1, 2025
Interest-bearing liabilities and consideration payable	$68,451,100	$76,297,478	$71,017,544	$64,854,396
Less: cash and cash equivalents	$32,829,744	$38,404,951	$30,125,944	$29,661,926
Net Debt	$35,621,356	$37,892,527	$40,891,600	$35,192,470
Divided by: annualized Adjusted EBITDA	$21,712,648	$17,347,536	$22,193,562	$22,449,200
Net Debt Leverage Ratio	1.6	2.2	1.8	1.6

GMG
GOLDEN MATRIX GROUP

Meridianbet Q1 Highlights

Strategic Execution

Sustained growth through product ownership, speed, and focus.

Positioned for long-term value creation in dynamic markets

Community Investment

56 initiatives: health, education, sustainability, responsible betting.

Book donation campaign & Epic Trail event supported across regions

Strong Operational Growth

New registrations ↑ 22%, first-time deposits ↑ 56%

Total deposits ↑ 12%, active users ↑ 7%

Higher spend per player driven by personalized engagement

Content & Studio Expansion

Expanse Studios: Five new U.S. sweepstakes integrations

Strengthened crash games portfolio with new in-house title

Romanian online license expected in Q2, expanding EU reach

Expanding Regulated Market Access

Secured Brazil license (GGR $5.6B, valid through 2029)

Launched licensed B2B ops in Nigeria ($2B+ market, 60M+ bettors)

Renewed 10-year online license in Serbia

meridianbet GMG GOLDEN MATRIX GROUP

GOLDEN MATRIX GROUP

Email
info@goldenmatrix .com

Website
goldenmatrix.com